EXHIBIT 21

SUBSIDIARIES

OF

CABLEVISION SYSTEMS CORPORATION

Name	State Of Organization
CSC Holdings, LLC.* doing business as:	Delaware
Cablevision of Bayonne	New Jersey
Cablevision of New Jersey	New Jersey
Cablevision of East Hampton	New York
Cablevision of Dutchess County	New York
Cablevision of Westchester	New York
Cablevision of Hauppauge	New York
__________________________
*	including all subsidiaries of CSC Holdings, LLC

SUBSIDIARIES

OF

CSC HOLDINGS, LLC

1015 TIFFANY STREET CORPORATION	Delaware
1047 E 46TH STREET CORPORATION	Delaware
1070 JERICHO TURNPIKE CORP.	Delaware
11 PENN TV, LLC	Delaware
111 NEW SOUTH ROAD CORPORATION	Delaware
1111 STEWART CORPORATION	Delaware
1144 ROUTE 109 CORP.	Delaware
151 S. FULTON STREET CORPORATION	Delaware
2234 FULTON STREET CORPORATION	Delaware
389 ADAMS STREET CORPORATION	Delaware
4CONNECTIONS LLC	New Jersey
A-R CABLE SERVICES - NY, INC.	New York
AMC FILM HOLDINGS LLC	Delaware
AMC TELEVISION PRODUCTIONS LLC	Delaware
AMERICAN MOVIE CLASSICS COMPANY LLC	New York
AMERICAN MOVIE CLASSICS IV HOLDING	Delaware
CORPORATION
ANIMANIA COMPANY LLC	Delaware
BBHI HOLDINGS LLC	Delaware
BRESNAN BROADBAND HOLDINGS, LLC	Delaware
BRESNAN MICROWAVE OF MONTANA, LLC	Delaware
BRESNAN DIGITAL SERVICES, LLC	Delaware
BRESNAN COMMUNICATIONS, LLC	Delaware
BRESNAN BROADBAND OF MONTANA, LLC	Montana
BRESNAN BROADBAND OF UTAH, LLC	Utah
BRESNAN BROADBAND OF WYOMING, LLC	Wyoming
CABLEVISION AREA 9 CORPORATION	Delaware
CABLEVISION FAIRFIELD CORPORATION	Delaware
CABLEVISION LIGHTPATH - CT, INC.	Delaware
CABLEVISION LIGHTPATH - NJ, INC.	Delaware
CABLEVISION LIGHTPATH, INC.	Delaware
CABLEVISION NYI L.L.C.	Delaware

CABLEVISION OF BROOKHAVEN, INC.	Delaware
CABLEVISION OF CONNECTICUT, LIMITED	Connecticut
PARTNERSHIP
CABLEVISION OF HUDSON COUNTY, LLC	Delaware
CABLEVISION OF LITCHFIELD, INC.	Delaware
CABLEVISION OF MONMOUTH, LLC	Delaware
CABLEVISION OF NEW JERSEY, LLC	Delaware
CABLEVISION OF NEWARK	New York
CABLEVISION OF OAKLAND, LLC	Delaware
CABLEVISION OF OSSINING LIMITED PARTNERSHIP	Massachusetts
CABLEVISION OF PATERSON, LLC doing business as	Delaware
Cablevision of Allamuchy	New Jersey
CABLEVISION OF ROCKLAND/RAMAPO, LLC	Delaware
CABLEVISION OF SOUTHERN WESTCHESTER, INC.	New York
CABLEVISION OF WAPPINGERS FALLS, INC.	Delaware
CABLEVISION OF WARWICK, LLC	Delaware
CABLEVISION PCS MANAGEMENT, INC.	Delaware
CABLEVISION REAL ESTATE CORPORATION	New York
CABLEVISION SYSTEMS BROOKLINE CORPORATION	Delaware
CABLEVISION SYSTEMS DUTCHESS CORPORATION	New York
CABLEVISION SYSTEMS EAST HAMPTON	New York
CORPORATION
CABLEVISION SYSTEMS GREAT NECK	New York
CORPORATION
CABLEVISION SYSTEMS HUNTINGTON	New York
CORPORATION
CABLEVISION SYSTEMS ISLIP CORPORATION	New York
CABLEVISION SYSTEMS LONG ISLAND	New York
CORPORATION
CABLEVISION SYSTEMS NEW YORK CITY	Delaware
CORPORATION
CABLEVISION SYSTEMS OF SOUTHERN	Connecticut
CONNECTICUT LIMITED PARTNERSHIP
CABLEVISION SYSTEMS SUFFOLK CORPORATION	New York
CABLEVISION SYSTEMS WESTCHESTER	New York
CORPORATION
CASSIDY HOLDINGS, INC.	Delaware
CCG HOLDINGS, LLC doing business as	Delaware
Clearview Cinemas	New York
Clearview Cinemas	New Jersey
Clearview Cinemas	Pennsylvania
COMMUNICATIONS DEVELOPMENT CORPORATION	New York
CORAM ROUTE 112 CORPORATION	Delaware
CSC ACQUISITION - MA, INC.	Delaware
CSC ACQUISITION - NY, INC.	New York
CSC ACQUISITION CORPORATION	Delaware
CSC AT HOME HOLDING CORPORATION	Delaware
CSC GATEWAY, LLC	Delaware
CSC INVESTMENTS INC.	Delaware
CSC OPTIMUM HOLDINGS, LLC	Delaware
CSC T HOLDINGS I, INC.	Delaware
CSC T HOLDINGS II, INC.	Delaware
CSC T HOLDINGS III, INC.	Delaware
CSC T HOLDINGS IV, INC.	Delaware
CSC TECHNOLOGY, LLC	Delaware

CSC TKR, LLC doing business as	Delaware
Cablevision of Morris	New Jersey
Cablevision of Hamilton	New Jersey
Cablevision of Raritan Valley	New Jersey
Cablevision of Elizabeth	New Jersey
CSC TRANSPORT II, INC.	Delaware
CSC TRANSPORT III, INC.	Delaware
CSC TRANSPORT IV, INC.	Delaware
CSC TRANSPORT, INC.	Delaware
CSC VT, INC.	Vermont
DIGITAL STORE LLC	Delaware
DTV NORWICH LLC	Delaware
EPICS COMPANY LLC doing business as	Delaware
Epics HD Company	New York
EQUATOR HD COMPANY LLC	Delaware
FROWEIN ROAD CORPORATION	Delaware
GALLERY HD COMPANY LLC	Delaware
GAMEPLAY HD COMPANY LLC	Delaware
HD CINEMA 10 COMPANY LLC	Delaware
IFC ENTERTAINMENT HOLDINGS LLC	Delaware
IFC ENTERTAINMENT LLC	Delaware
IFC FILMS LLC	Delaware
IFC IN THEATERS LLC	Delaware
IFC PRODUCTIONS I L.L.C.	Delaware
IFC THEATRES CONCESSIONS LLC	Delaware
IFC THEATRES, LLC	Delaware
KNOLLWOOD DEVELOPMENT CORP.	Delaware
LAB HD COMPANY LLC	Delaware
LIGHTPATH VOIP, LLC	Delaware
LS VOD COMPANY LLC	Delaware
LS VOD HOLDINGS LLC	Delaware
MONSTERS COMPANY LLC doing business as	Delaware
Monsters HD Company	New York
MSG VARSITY NETWORK LLC	Delaware
MSGVN LLC	Delaware
N12N LLC	Delaware
NEWS 12 COMPANY doing business as	New York
News 12 Long Island	New York
NEWS 12 CONNECTICUT, INC.	New York
NEWS 12 HOLDING CORPORATION	New York
NEWS 12 II HOLDING CORPORATION	Delaware
NEWS 12 INTERACTIVE, INC.	New York

NEWS 12 NETWORKS LLC	Delaware
NEWS 12 NEW JERSEY II, INC.	New York
NEWS 12 NEW JERSEY L.L.C.	Delaware
NEWS 12 NEW JERSEY, INC.	New York
NEWS 12 THE BRONX HOLDING CORPORATION	Delaware
NEWS 12 THE BRONX, L.L.C.	Delaware
NEWS 12 TRAFFIC AND WEATHER LLC	Delaware
NEWS 12 WESTCHESTER, INC.	New York
NEWSBYTES COMPANY LLC	Delaware
NEWSDAY HOLDINGS LLC	Delaware
NEWSDAY LLC	Delaware
NMG HOLDINGS, INC.	Delaware

NY OV LLC	Delaware
OV LLC	Delaware
PETRA CABLEVISION CORP.	New York
R PROGRAMMING PARTNERS LLC	Delaware
RAINBOW ADVERTISING SALES CORPORATION	Delaware
RAINBOW DBS COMPANY LLC doing business as	Delaware
Voom	Delaware
Voom	New York
Voom	South Dakota
RAINBOW DBS HOLDINGS, INC.	New York
RAINBOW FILM HOLDINGS LLC	Delaware
RAINBOW MEDIA ENTERPRISES, INC.	Delaware
RAINBOW MEDIA GLOBAL LLC	Delaware
RAINBOW MEDIA HOLDINGS LLC	Delaware
RAINBOW MVDDS COMPANY LLC	Delaware
RAINBOW NATIONAL SERVICES LLC	Delaware
RAINBOW NATIONAL SPORTS HOLDINGS LLC	Delaware
RAINBOW NETWORK COMMUNICATIONS	New York
RAINBOW PROGRAMMING HOLDINGS LLC	Delaware
RASCO HOLDINGS LLC	Delaware
RAVE COMPANY LLC	Delaware
RMH GE HOLDINGS I, INC.	Delaware
RMH GE HOLDINGS II, INC.	Delaware
RMH GE HOLDINGS III, INC.	Delaware
RMVDDS LLC	Delaware
RNC HOLDING CORPORATION	Delaware
RNC II HOLDING CORPORATION	Delaware
RNS CO-ISSUER CORPORATION	Delaware
RUSH HD COMPANY LLC	Delaware
SAMSON CABLEVISION CORP.	New York
SELECTS VOD LLC	Delaware
SPORTS ON DEMAND LLC doing business as	Delaware
Sportskool	Delaware
Sportskool	New York
SUFFOLK CABLE CORPORATION	New York
SUFFOLK CABLE OF SHELTER ISLAND, INC.	New York
SUFFOLK CABLE OF SMITHTOWN, INC.	New York
SUNDANCE CHANNEL (UK) LIMITED	United Kingdom
SUNDANCE CHANNEL ASIA LLC	Delaware
SUNDANCE CHANNEL EUROPE LLC	Delaware
SUNDANCE CHANNEL L.L.C.	Delaware
TELERAMA, INC.	Ohio
THE INDEPENDENT FILM CHANNEL LLC doing business as	Delaware
IFC	Delaware
IFC	New York
IFC	Texas
IFC	California
THE NEW YORK INTERCONNECT L.L.C.	Delaware
TREASURE HD COMPANY LLC	Delaware
TWD PRODUCTIONS LLC	Delaware
TWD PRODUCTIONS II LLC	Delaware
ULTRA HD COMPANY LLC	Delaware
VOOM HD HOLDINGS LLC	Delaware
WE TV ASIA LLC	Delaware
WE: WOMEN'S ENTERTAINMENT LLC	Delaware

WEDDING CENTRAL LLC	Delaware
WORLD SPORT COMPANY LLC	Delaware